UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2021

SEAPORT GLOBAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39741	85-2157010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Madison Avenue, 20th Floor

New York, NY 10017

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-616-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and three-quarters of one Redeemable Warrant	SGAMU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SGAM	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	SGAMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Business Combination Agreement

On May 16, 2021, Seaport Global Acquisition Corp. (“SGAC”) entered into an Business Combination Agreement (the “Business Combination Agreement”) by and among SGAC, Seaport Merger Sub, LLC, a wholly owned subsidiary of SGAC (“Merger Sub”), Redwood Holdco, LP (“Parent”), and Redwood Intermediate, LLC (the “Company”).

The Business Combination Agreement provides for the consummation of the following transactions (collectively, the “Business Combination”): (a) the Company will amend and restate its limited liability company agreement (the “Company A&R LLCA”) to, among other things, unitize the equity interests of the Company to permit the issuance of common units in the Company as contemplated by the Business Combination Agreement; (b) following the effectiveness of the Company A&R LLCA, Merger Sub will merge with and into the Company (the “Merger”), and the Company will continue as the surviving company in the Merger and a wholly owned subsidiary of SGAC; (c) the Company A&R LLCA will be further amended and restated (as further amended and restated, the “Company LLCA”) to authorize the issuance of additional common units (“Company Units”), (d) the Parent will receive a combination of certain newly issued Company Units and shares of newly issued Class B common stock, par value $0.0001 per share, of SGAC, which Class B common stock will have no economic value, but will entitle the Parent to one vote per issued share and will be issued on a one-for-one basis for each Company Unit retained by the Parent following the Business Combination; and (e) SGAC will acquire certain newly issued Company Units in exchange for a cash contribution, which proceeds will be used to reduce existing indebtedness and fund the Company’s balance sheet for general corporate purposes. The Company A&R LLCA will provide the Parent the right to exchange its retained Company Units, together with the cancellation of an equal number of shares of Class B common stock, for Class A common stock of SGAC (“Common Stock”), subject to certain restrictions set forth therein.

Following the consummation of the Business Combination, the combined company will be organized in an “Up-C” structure, in which substantially all of the assets and business of the Company will be controlled by SGAC. The combined company’s business will continue to operate through the subsidiaries of the Company and SGAC’s sole direct asset will be the equity interests of the Company held by it.

Concurrent with the Closing, SGAC will enter into a tax receivable agreement (the “Tax Receivable Agreement”) with the Parent. Pursuant to the Tax Receivable Agreement, SGAC will be required to pay to the Parent 85% of the amount of savings, if any, in U.S. federal, state and local income tax that SGAC actually realizes as a result of the utilization of certain tax attributes of the Company.

In addition, in connection with the execution of the Business Combination Agreement, SGAC will, among other things, enter into at Closing (a) an agreement with Parent, certain holders of equity interests of Parent, and certain holders of SGAC common stock, relating to certain customary registration rights, (b) agreements with certain holders of SGAC common stock and Parent relating to, among other things, certain customary lockup restrictions, and (c) a stockholders agreement with certain holders of SGAC common stock and Parent relating to, among other things, composition of the SGAC board of directors.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (a) entity organization, formation and authority, (b) capital structure, (c) authorization to enter into the Business Combination Agreement, (d) licenses and permits, (e) taxes, (f) financial statements, (g) real property, (h) material contracts, (i) title to assets, (j) absence of changes, (k) employee matters, (l) compliance with laws, (m) litigation, (n) transactions with affiliates and (o) regulatory matters.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to operation of the business prior to consummation of the Transactions and efforts to satisfy conditions to consummation of the Transactions. The Business Combination Agreement also contains additional covenants of the parties, including, among others, (a) covenants providing for SGAC and the Company to use reasonable best efforts to obtain all necessary regulatory approvals and (b) covenants providing for SGAC, Merger Sub and the Company to cooperate in the preparation of the Proxy Statement (as such term is defined in the Business Combination Agreement) required to be filed in connection with the Transactions.

SGAC Omnibus Incentive Plan

Prior to the Closing, SGAC will adopt an Omnibus Incentive Plan (as defined in the Business Combination Agreement) subject to the receipt of the SGAC stockholder approval.

Exclusivity Restrictions

From the date of the Business Combination Agreement to the Effective Time or, if earlier, the termination of the Business Combination Agreement in accordance with its terms, each of SGAC, Parent and the Company have agreed not to, among other things, solicit, initiate, continue or engage in discussions or negotiations with, or enter into any agreement with, or encourage, respond, provide information to or commence due diligence with respect to, any person (other than the parties to the Business Combination Agreement or their respective representatives), concerning, relating to or which is intended or is reasonably likely to give rise to or result in any Alternative Transaction (as defined in the Business Combination Agreement) other than (a) with SGAC, the Company and Parent or (b) to the extent that SGAC’s board of directors determines, in good faith, that the failure to take any such action would be inconsistent with its fiduciary duties under applicable law.

SGAC Change in Recommendation

SGAC is required to include in the Proxy Statement the recommendation of SGAC’s board of directors to SGAC’s stockholders that they approve the transaction proposals (the “SGAC Board Recommendation”). SGAC is not permitted to change the SGAC Board Recommendation (such change, a “change in recommendation”) unless it determines, in good faith, after consultation with its outside legal counsel, that the failure to make such a change in recommendation would be inconsistent with its fiduciary duties under applicable law.

Conditions to Closing

General Conditions

Consummation of the proposed transactions is conditioned on SGAC having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) remaining after giving effect to all redemptions of Common Stock pursuant to the redemption offer in relation to Common Stock in accordance with the terms of the Business Combination Agreement.

In addition, the consummation of the Merger is conditioned upon, among other things, (i) the expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Act, (ii) the absence of any governmental order, statute, rule or regulation enjoining or prohibiting the consummation of the Transactions, (iii) the completion of the redemption offer in relation to Common Stock in accordance with the terms of the Business Combination Agreement and the Proxy Statement and (iv) receipt of the SGAC stockholder approval.

SGAC’s Conditions to Closing

The obligations of SGAC to consummate the Merger are also conditioned upon, among other things, customary closing conditions.

The Company’s Conditions to Closing

The obligations of the Company to consummate the Merger also are conditioned upon, among other things, (i) customary closing conditions and (ii) the amendment and restatement of SGAC’s certificate of incorporation in the form attached to the Business Combination Agreement.

Waivers

If permitted under applicable law, either SGAC or the Company may waive in writing any inaccuracies in the representations and warranties made to such party contained in the Business Combination Agreement or in any document delivered pursuant to the Business Combination Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Business Combination Agreement or in any document delivered pursuant to the Business Combination Agreement. Notwithstanding the foregoing, pursuant to SGAC’s current certificate of incorporation, SGAC cannot consummate the proposed transaction if it has less than $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the Closing.

Termination

The Business Combination Agreement may be terminated at any time, but not later than the Closing, as follows:

(i)       by mutual written consent of SGAC and the Company;

(ii)      by either SGAC or the Company if the other party has breached any of its covenants or representations and warranties such that closing conditions would not be satisfied at the Closing (subject to a thirty-day cure period);

(iii)     by either SGAC or the Company if the transactions are not consummated on or before February 1, 2022, provided that such right to termination will not be available to a party if such party’s failure to fulfill any of its obligations under the Business Combination Agreement has been the primary cause of the failure of the Closing to occur by such date;

(iv)     by either SGAC or the Company if a governmental entity shall have issued a final, non-appealable governmental order, rule or regulation permanently enjoining or prohibiting the consummation of the Merger; and

(v)      by either SGAC or the Company if the SGAC stockholder approval is not obtained at the SGAC special stockholder meeting

The foregoing description of the Business Combination Agreement and the transactions contemplated thereby is not complete and are subject to, and qualified in its entirety by reference to, the actual agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1, and the terms of which are incorporated herein by reference.

The Business Combination Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about SGAC, the Company or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the Business Combination Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Business Combination Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Business Combination Agreement are not necessarily characterizations of the actual state of facts about SGAC, the Company or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that SGAC makes publicly available in reports, statements and other documents filed with the SEC.

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, SGAC, Seaport Global SPAC, LLC (the “Supporting Shareholder”) and the Company, entered into a support agreement (the “Sponsor Support Agreement”), providing, among other things, that the Supporting Shareholder will (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby (including the Merger), (ii) waive any right to adjustment or other anti-dilution or similar protection with respect to the rate that the Class B Common Stock held by the Supporting Shareholder converts into Class A Common Stock in connection with the transactions contemplated by the Business Combination Agreement, and (iii) be bound by certain other covenants and agreements related to the Business Combination.

The foregoing description of the Sponsor Support Agreement is subject to and qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.1 hereto and the terms of which are incorporated herein by reference.

Stockholders’ Agreement

On the Closing Date, SGAC will enter into a stockholders’ agreement (the “Stockholders’ Agreement”) with Parent and certain other parties thereto (collectively, the “Stockholder Parties”). Pursuant to the terms of the Stockholders’ Agreement, the Stockholder Parties will have the right to designate nominees for election to SGAC’s board of directors following the Closing (each, an “Investor Director”). The number of nominees that the Stockholder Parties will be entitled to nominate pursuant to the Stockholders’ Agreement is dependent on the Stockholder Parties’ beneficial ownership of Company Shares (as defined in the Stockholders’ Agreement).

The foregoing description of the Stockholders’ Agreement is subject to and qualified in its entirety by reference to the full text of the form of Stockholders’ Agreement, a copy of which is included as Exhibit E to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Sponsor Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, SGAC and the Supporting Shareholder entered into a lock-up agreement (the “Sponsor Lock-Up Agreement”), pursuant to which the Supporting Shareholder, with respect to all Restricted Securities (as defined therein) held by the Supporting Shareholder, has agreed to, among other things, be subject to a lock-up period which will last from the Closing until the earlier of (i) the first anniversary of the Closing, (ii) the date after the Closing on which SGAC completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of SGAC’s shareholders having the right to exchange their Class A common stock in SGAC for cash, securities or other property, and (iii) the trading day, if any, on which the last sale price of the Class A common stock of SGAC equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing (the “Sponsor Lock-Up Period”). During the Sponsor Lock-Up Period, the Supporting Shareholder may not transfer any Restricted Securities or engage in any short sales or other hedging or derivative transactions, subject to certain limited exceptions.

The foregoing description of the Sponsor Lock-Up Agreement is subject to and qualified in its entirety by reference to the full text of the Sponsor Lock-Up Agreement, a copy of which is attached as Exhibit 10.2 hereto, and the terms of which are incorporated herein by reference.

Parent Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, SGAC and Parent entered into a lock-up agreement (the “Parent Lock-Up Agreement”), pursuant to which the Parent, as a holder of Restricted Securities (as defined therein) has agreed to, among other things, be subject to a lock-up period which will last from the Closing until the earlier of (i) six (6) months after the date of the Closing, (ii) the date after the Closing on which SGAC completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of SGAC’s shareholders having the right to exchange their Class A common stock in SGAC for cash, securities or other property, and (iii) the trading day, if any, on which the last sale price of the Class A common stock of SGAC equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period after the Closing Date (the “Parent Lock-Up Period”). During the Parent Lock-Up Period, the holders of Restricted Securities may not transfer any Restricted Securities or engage in any short sales or other hedging or derivative transactions, subject to certain limited exceptions.

The foregoing description of the Parent Lock-Up Agreement is subject to and qualified in its entirety by reference to the full text of the Parent Lock-Up Agreement, a copy of which is attached as Exhibit 10.3 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On the Closing Date, SGAC, Seaport Global SPAC, LLC, Parent and certain owners of equity interests in Parent will enter into an Amended and Restated Registration Rights Agreement (the “A&R RRA”) relating to, among other things, certain customary registration rights, including demand and piggy-back registration rights, with respect to shares of stock of SGAC held by such parties.

The foregoing description of the A&R RRA is subject to and qualified in its entirety by reference to the full text of the form of A&R RRA, a copy of which is included as Exhibit D to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Tax Receivable Agreement

At the Closing, Parent, the Company, the Supporting Shareholder and SGAC will enter into a Tax Receivable Agreement, pursuant to which, among other things, SGAC will generally be required to pay to Parent 85% of the amount of savings, if any, in income or franchise taxes, and any interest related thereto, that SGAC realizes, or is deemed to realize, after the Closing as a result of certain tax attributes.

The foregoing description of the Tax Receivable Agreement is subject to and qualified in its entirety by reference to the full text of the Material Terms of Tax Receivable Agreement, a copy of which is included as Exhibit I to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Subscription Agreements

In connection with the execution of the Business Combination Agreement, SGAC entered into subscription agreements with various investors, for an aggregate of 5,000,000 newly-issued shares of Common Stock at a price of $10.00 per share to be issued at the Closing. The obligations to consummate the Subscriptions are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Business Combination Agreement.

The foregoing description of the Subscription Agreements is subject to and qualified in its entirety by reference to the full text of the form of Subscription Agreement, a copy of which is attached as Exhibit 10.4 hereto, and the terms of which are incorporated herein by reference.

Amended and Restated Certificate of Incorporation and Bylaws of SGAC

In connection with the Closing, SGAC will amend and restate (i) its current Certificate of Incorporation by adopting a Second Amended and Restated Certificate of Incorporation of SGAC (the “Second A&R Certificate of Incorporation”) and (ii) its current Bylaws by adopting Amended and Restated Bylaws of SGAC (the “A&R Bylaws”). The Second A&R Certificate of Incorporation will, among other things, change the name of SGAC to Redbox Automated Retail Corp., increase the size of the board, and authorize the issuance of Class A Common Stock, Class B Common Stock, and Preferred Stock, which will carry such rights as are set forth in the Second A&R Certificate of Incorporation. The A&R Bylaws will amend and restate SGAC’s current Bylaws to, among other things, provide for certain rights and restrictions with respect to nominations of directors and other matters.

The foregoing descriptions of the Second A&R Certificate of Incorporation and the A&R Bylaws are subject to and qualified in their entirety by reference to the full text of the Second A&R Certificate of Incorporation and the A&R Bylaws, copies of which are included as Exhibits H and G, respectively, to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Company LLC Agreement

At the Closing, the Company, Parent and SGAC will enter into the Company LLCA, which will, among other things, provide for the issuance and ownership of Company Common Units as contemplated to be issued and owned upon the consummation of the Business Combination, including certain rights and restrictions with respect to the exchange of Company Common Units for Class B common stock of SGAC, designate SGAC as the sole Managing Member of the Company, and otherwise amend and restate the rights and preferences of the Company Common Units, in each case, as more fully described in the Company LLCA.

The foregoing description of the Company LLCA is subject to and qualified in its entirety by reference to the full text of the Material Terms of Amended and Restated Company LLC Agreement, a copy of which is included as Exhibit J to Exhibit 2.1 hereto, and the terms of which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 of this Report is incorporated by reference herein. The shares of Common Stock to be issued in connection with the Subscriptions and the transactions contemplated thereby will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

On May 17, 2021, SGAC and the Company issued a joint press release announcing the execution of the Business Combination Agreement and announcing that SGAC and the Company will hold a conference call on May 17, 2021 at 9:00 a.m. Eastern Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The script that SGAC and the Company intend to use for the Conference Call is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Furnished as Exhibit 99.3 to this Current Report on Form 8-K is the form of investor presentation that will be used by SGAC with respect to the business combination.

Also on May 17, 2021, the Company provided, or plans to provide, a letter to employees, a Q&A summary for employees, a letter to Company business partners, an email to Company customers and a Q&A summary for customers, regarding the business combination. A copy of each document is furnished herewith as Exhibits 99.4, 99.5, 99.6, 99.7 and 99.8, respectively, and incorporated herein by reference in their entirety.

The information in this Item 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed business combination, SGAC intends to file preliminary and definitive proxy statements with the Securities and Exchange Commission (“SEC”). The preliminary and definitive proxy statements and other relevant documents will be sent or given to the stockholders of SGAC as of the record date established for voting on the proposed business combination and will contain important information about the proposed business combination and related matters. Stockholders of SGAC and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with SGAC’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination because the proxy statement will contain important information about SGAC, the Company and the proposed business combination. When available, the definitive proxy statement will be mailed to Seaport Global Acquisition’s stockholders as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov/ or by directing a request to: Seaport Global Acquisition Corp., 360 Madison Avenue, 20th Floor, New York, NY 10017, Attention: Secretary, telephone: (212) 616-7700.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this Current Report on Form 8-K, regarding SGAC’s proposed business combination with the Company, SGAC’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the respective management of SGAC and the Company and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SGAC or the Company. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of SGAC or the Company is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to the Company; the amount of redemption requests made by SGAC’s stockholders; the overall level of consumer demand for the Company’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of the Company’s customers; the Company’s ability to implement its business and growth strategy; changes in governmental regulation, the Company’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to the Company’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response, and as a result of the proposed transaction; the Company’s ability to retain and expand customer relationships; competitive pressures from many sources, including those using other distribution channels, having more experience, larger or more appealing inventory, better financing, and better relationships with those in the physical and streaming movie and television industries; developments in the home video distribution market as newer technologies and distribution channels compete for market share, and the Company experiences a secular decline in the physical rental market; the impact of decreased quantity and quality of movie content availability for physical and digital distribution due to changes in quantity of new releases by studios, movie content failing to appeal to consumers’ tastes, increased focus on digital sales and rentals, and other general industry-related factors; the termination, non-renewal or renegotiation on materially adverse terms of the Company’s contracts or relationships with one or more of its significant retailers or studios; the Company’s inability to obtain licenses to digital movie or television content for home entertainment viewing; the Company’s reliance upon a number of partners to make its digital service available on their devices; unforeseen costs and potential liability in connection with content the Company acquires, produces, licenses and/or distributes through its service; the impact of the COVID-19 pandemic on the Company’s business, results of operations and financial condition, its suppliers and customers and on the global economy; the impact that global climate change trends may have on the Company and its suppliers and customers; the Company’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, SGAC’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect SGAC’s or the Company’s financial results is included from time to time in SGAC’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the preliminary and the definitive proxy statements that SGAC intends to file with the SEC in connection with SGAC’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or SGAC’s or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SGAC nor the Company presently know, or that SGAC and the Company currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SGAC’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. SGAC and the Company anticipate that subsequent events and developments will cause their assessments to change. However, while SGAC and the Company may elect to update these forward-looking statements at some point in the future, SGAC and the Company specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing SGAC’s or the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

NO OFFER OR SOLICITATION

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1	Business Combination Agreement, dated as of May 16, 2021, by and among Seaport Global Acquisition Corp., Seaport Merger Sub, LLC, Redwood Holdco, LP, and Redwood Intermediate, LLC.
10.1	Sponsor Support Agreement, dated May 16, 2021, by and among Seaport Global Acquisition Corp., Seaport Global SPAC, LLC, and Redwood Intermediate, LLC.
10.2	Sponsor Lock-up Agreement, dated May 16, 2021, by and among Seaport Global Acquisition Corp. and Seaport Global SPAC, LLC.
10.3	Parent Lock-up Agreement, dated May 16, 2021, by and among Seaport Global Acquisition Corp. and Redwood Holdco, LP.
10.4	Form of Subscription Agreement
99.1	Press Release issued by Seaport Global Acquisition Corp. and Redwood Intermediate, LLC on May 17, 2021.
99.2	Conference Call Transcript.
99.3	Investor Presentation, dated May 17, 2021.
99.4	Letter to Employees of the Company
99.5	Employee Q&A
99.6	Letter to Business Partners of the Company
99.7	Email to Customers of the Company
99.8	Customer Q&A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seaport Global Acquisition Corp.

Date: May 17, 2021	By:	/s/ Stephen C. Smith
Name: Stephen C. Smith
Title: Chief Executive Officer